Exhibit 99

SLIDE 1

NU Logo

Northeast Utilities System

Lehman Energy/Power Conference
New York

September 8, 2005

SLIDE 2

Safe Harbor Provisions

This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”, “intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; expiration or initiation of significant energy supply contracts; changes in levels of capital expenditures; developments in legal or public policy doctrines; technological developments; volatility in electric and natural gas commodity markets; effectiveness of our risk management policies and procedures; changes in accounting standards and financial reporting regulations; fluctuations in the value of electricity positions; obtaining new contracts at anticipated volumes and margins; terrorist attacks on domestic energy facilities; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission.  We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

SLIDE 3

Key Topics for Today

•

Refocus on competitive retail and generation

•

Regulated business investment plan

•

Financing plans

•

State and federal legislation

SLIDE 4

2005 Competitive Business Organization

(Organizational chart)

NU
Holyoke Water Power*		Regulated Utilities
NU Enterprises
- Select Energy* - Retail* - Wholesale**
- Northeast Generation Company*
- Northeast Generation Services*
- Select Energy Services**
- Contracting** - E.S. Boulos** - Woods Electric** - Woods Network** - Select Energy Contracting**

*

Competitive businesses

             being retained

             MERCHANT ENERGY

**         Competitive businesses

             being exited

             ENERGY SERVICES

SLIDE 5

Competitive Business Perspective

(Pie chart illustrating)

                                                                      2004

                                               Competitive Business Revenues

                                                     (Shown in billions of $)

	Wholesale	Services	Generation	Retail
Revenues	$1.5	$0.3	$0.2	$0.9

Total - $2.9 billion

SLIDE 6

Status of Exit of Wholesale Marketing and Services Businesses

•

Wholesale marketing business

-

Buyout agreements reached on 8 of 15 municipal contracts

-

Buyouts completed on 6 to date

-

Paid out approximately $131M to terminate obligations

-

Still pursuing buyouts with all remaining municipalities

-

Continue to pursue multiple approaches for short-term contracts

-

About 2/3 of these load obligations will be delivered in the next 12 months

•

Services businesses (Woods Network, SECI – NH, SECI – CT, E. S. Boulos, SESI, Woods Electric)

-

Marketing efforts under way on all 6 businesses

-

Expect to close on several transactions in 2005

-

Aggregate book value approximately $50 million

SLIDE 7

Earnings Growth in Competitive Businesses Focus in Two Areas

•

Generation Earnings Drivers

-

Capacity markets with or without LICAP

-

Low cost energy from coal and hydroelectric generation

-

On peak, off spreads for Northfield Mountain

•

Retail Marketing Earnings Drivers

-

Continued shift of commercial and industrial customers to purchase directly from suppliers

-

Electric gross margins of $1.60 - $2.20/mwh

-

Natural gas gross margins of $0.20 - $0.25 per thousand cubic feet

-

Operating earnings on track ($2.8 million through 6/30/05), but GAAP results will be distorted by $60 million gain from marking to market retail sourcing contracts in Q105

SLIDE 8

NU’s Regulated Business Investment Thesis

•

Investment in distribution and regulated generation infrastructure continues to improve system performance

•

Electric transmission upgrades critical to the Northeast

-

Will increase system reliability, especially in Southwest CT

-

Will reduce congestion costs to customers in New England, primarily in CT

-

Supported by federal and state regulators

SLIDE 9

Regulated, Parent Company 2005 Guidance Unchanged

(Bar chart illustrating)

                                         (Shown in $)

Distribution, Regulated Generation	$0.96 to $1.00
Transmission	$0.26 to $0.30
Parent Company Expense	-$0.13 to -$0.08

SLIDE 10

Regulated Distribution Projects

Multi- Year Projects		Ongoing Annual Investment

(Illustration)	CL&P distribution		$225 million/yr.
Yankee Gas LNG
$108 million (35% complete)	PSNH distribution & generation		$80 million/yr.

(Illustration)	Yankee distribution		$40 million/yr.
PSNH Northern Wood
$75 million (60% complete)	WMECO distribution		$30 million/yr.

	Total:		$375 million/yr.

SLIDE 11

(Bar chart illustrating)

Distribution and Generation Rate Base

Capital investment in needed projects will result in a growing distribution and generation rate base over the next five years

                                                         (Shown in millions of $)

	2004	2005 Projected	2006 Projected	2007 Projected	2008 Projected	2009 Projected
CL&P	1197.5	1375.3	1539.8	1704.2	1851	1972.1
PSNH	713.2	750.5	824.5	885.1	933	976.7
WMECO	213.8	233.5	264.1	285.7	305.3	324.6
Yankee	426.9	434.7	453.2	573.8	585.6	593.8

SLIDE 12

Regulated Transmission Projects

Multi- Year Projects		Ongoing Annual Investment

(Illustration)	CT Transmission		$40 million/yr.
Bethel-Norwalk $300 - $350 million (40% complete)
	NH Transmission		$20 million/yr.

(Illustration)	MA Transmission		$ 2 million/yr.
Middletown-Norwalk $672 - $792 million (CSC approved)

(Illustration)
Glenbrook Cables $120 million (CSC approved)	Total:		$62 million/yr.

SLIDE 13

The Need: A Reliable Transmission System

Southwest CT improvements have been a top priority in each of ISO-NE’s last four regional transmission expansion plans.  Our four major projects there total over $1.3 billion in investment.

(Illustration showing map of Connecticut with locations of existing and proposed transmission lines)

(Map shows proposed lines in area of 50% of CT Load)

Bethel-Norwalk

345 kV Underground

& Overhead

$300-350 Million

•

21 miles 345kV (56% underground)

•

10 miles 115kV (100% underground)

•

Projected in-service date:  Dec 2006

Glenbrook Cables

115 kV underground

$120 Million

•

9 miles 115kV underground

•

Projected in-service date: 2008

Long Island Cable

138 kV cross sound

$72 Million (CL&P 50% Share)

•

13 miles 138kV submarine cable

•

Joint project with LIPA

•

Projected in-service date:  2007

Middletown-Norwalk 345 kV

Underground & Overhead

$672-792 Million (CL&P 80% Share)

•

69 miles 345kV  (35% underground)

•

57 miles 115kV  (1% underground)

•

Projected in-service date: 2009

SLIDE 14

Transmission Rate Base

NU’s capital investment will also result in a growing transmission rate base over the next five years.

(Bar chart illustrating capital investment broken down by entity)

                                                               Shown in millions of $

	2004	2005 Projected	2006 Projected	2007 Projected	2008 Projected	2009 Projected
CL&P	304.6	330.4	586.2	617	783.4	1440.8
PSNH	124.2	101.5	132.2	180.2	188.1	183.9
WMECO	57.6	62.8	62.2	62.7	62	61.4

SLIDE 15

Transmission Investment has a Favorable

Regulatory and Financial Environment

•

NU’s transmission tariffs, including forward looking rates and an annual true-up provision, fully track all transmission costs

•

ROEs granted by FERC are more robust than those being granted by state commissions

•

NU has put in place risk management initiatives to manage transmission projects

•

CL&P and WMECO have retail transmission tariffs that track transmission expense

SLIDE 16

NU Will Continue to Raise Capital to Fund Business Strategy

(Chart illustrating Major Sources of Cash and Major Uses of Cash)

                                                                     Major Sources of Cash

Cash from Operations ($277M through 6/30/05)	Debt Issues ($350M expected in 2005)	Equity Issue (Late 2005 or 2006)	Sale of Services ($50M book value)

                                                                      Major Uses of Cash

Distribution & Regulated Generation Cap Ex ($235M through 6/30/05)	Transmission Cap Ex ($85M through 6/30/05)	Common Dividends ($42M through 6/30/05)	Wholesale Marketing Exit ($131M to date)

SLIDE 17

NU Customers, Shareholders to Benefit from Connecticut, Federal Energy Legislation

	Customer Benefit	Shareholder Benefit
Connecticut “Energy Independence” Bill	Incentives to build capacity, increase conservation should lower congestion costs	Incentives may offer new earnings opportunity
Connecticut “Transmission Tracker” Bill	Rates will true-up actual transmission costs	CL&P will not suffer from “rate lag” during construction period
Federal transmission provisions	Transmission construction to relieve costly congestion encouraged	- Federal backstop siting - Faster depreciation improves cashflow - FERC encouraged to incent transmission
Renewable production tax credit	Customers and shareholders will share $3 million of annual Northern Woods federal tax credits

SLIDE 18

Summary

•

Continued exit of wholesale marketing and execution of the competitive business plan should result in a reduction in risk profile

•

Significant opportunities to deploy capital in both the distribution and transmission businesses

•

Current regulated projects are on schedule

•

NU will take steps to ensure continued financial strength